UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 3, 2018

Gushen Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55666	47-3413138
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13A-1&2, Block 2A, Plaza Sentral,

Jalan Stesen Sentral 5,

50470 Kuala Lumpur, Malaysia

(Address of principal executive offices)

(603) 2710-0218

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Engagement with New Independent Registered Public Accounting Firm

On January 3, 2018 the Company engaged Total Asia Associates (“Total Asia”) as its independent registered public accounting firm for the Company’s fiscal years ended April 30, 2018 and onwards. The decision to engage Total Asia as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the fiscal years ended April 30, 2017 and 2016, and the subsequent interim period through December 5, 2017, neither the Company nor anyone on its behalf consulted Total Asia regarding either (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gushen Inc.
(Name of Registrant)

Date: January 9, 2018	By:	/s/ Huang Pin Lung
	Name:	Huang Pin Lung
	Title:	President, Secretary, Treasurer, Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)

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